Azzad Ethical Fund

ADJEX

(a series of Azzad Funds)

Supplement dated June 4, 2013 to the Prospectus dated November 1, 2012

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Effective as of May 16, 2013, Christian J. Greiner has replaced Joseph Pappo as a portfolio manager for the Azzad Ethical Fund.  Mr. Christian J. Greiner and Mr. Donald Reid assist Mr. Elbarmil in managing the Azzad Ethical Fund. All references to Mr. Pappo are hereby replaced with the information below regarding Mr. Greiner under the headings "Portfolio Manager(s)" and " Management, Organization & Capital Structure – Portfolio Managers" in the Prospectus with respect to the Azzad Ethical Fund.

PORTFOLIO MANAGER(S):

Christian J. Greiner, CFA,

Portfolio Manager at Ziegler Lotsoff Capital Management, LLC.

Managing the Fund since 2013

Management, Organization & Capital Structure

Portfolio Managers

Christian J. Greiner, CFA, joined Ziegler Lotsoff in 2003 as an Equity Analyst. Currently, he is a Portfolio Manager who provides fundamental research across all sectors and participates in the decision making process for stock selection. Prior to joining the firm, he held positions with Checkfree Investment Services and Northern Trust. Christian holds a B.S. in Finance from DePaul University, as well as an M.B.A from the University of Chicago. Christian earned the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Society of Chicago.

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This Supplement, and the Prospectus and Statement of Additional Information both dated November 1, 2012, as supplemented, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated November 1, 2012, as supplemented, have been filed with the Securities and Exchange Commission and are incorporated by reference.  These documents can be obtained without charge by calling toll-free 888.862.9923 or by at www.azzadfunds.com.